United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2006


                           The Sagemark Companies Ltd.
             (Exact name of Registrant as Specified in its Charter)

           New York                        0-4186                13-1948169
 (State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)                  File No.)          Identification No.)

        1285 Avenue of the Americas, 35th Floor, New York, New York 10019
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 554-4219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

         The Registrant entered into an agreement with Don Jackler ("Consultant") as of June 2, 2006 (the "Consulting Agreement") providing for the performance by such Consultant of certain investor and financial relations services during a two year period commencing on June 1, 2006. The Consulting Agreement is subject to earlier termination as provided therein. The Registrant will pay such Consultant a monthly consulting fee of $5,000 for the three month period commencing June 1, 2006 through August 31, 2006 and will issue to such Consultant 60,000 unregistered shares of the Registrant's common stock and a common stock purchase warrant to purchase up to 60,000 unregistered shares of the Registrant's common stock during a five year period at an exercise price equal to the closing price of the Registrant's publicly traded shares of common stock on the date of issuance of such warrant (but in no event less than $4 per share). The Consultant is entitled to receive up to an aggregate of an additional 290,000 shares of the Registrant's common stock subject to and based upon attaining five Aggregate Market Capitalization performance milestones as defined and otherwise provided in the Consulting Agreement. The Registrant has agreed to include the shares of common stock issued to the Consultant under the Consulting Agreement in its pending Registration Statement, at the Registrant's cost.





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This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).
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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE SAGEMARK COMPANIES LTD.


                                         By: /s/ THEODORE B. SHAPIRO
                                             ----------------------------------
                                             Theodore B. Shapiro, President and
                                             Chief Executive Officer

Date: June 5, 2006

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